Exhibit 99.2

FIRST QUARTER 2020 NATIONAL BANK HOLDINGS CORPORATION COVID-19 RELATED SUPPLEMENTAL DISCLOSURE APRIL 21, 2020 EXHIBIT 99.2

SUPPORTING ASSOCIATES, CLIENTS & COMMUNITIES ASSOCIATES CLIENTS COMMUNITIES Implemented company-wide remote working arrangements Issued premium pay for banking center and operations teams Implemented appointment-only services in lobbies, and maintained drive-thru services Providing two weeks paid time off for COVID-19 illness and quarantines Waived medical plan cost- sharing and co-pays for COVID- 19 testing and treatment To date, have obtained SBA approval for $333 million in Paycheck Protection Program loans for 1,460 clients, saving an estimated 32,000 jobs in our communities Assisted clients with direct deposit set-up to expedite CARES Act Economic Stimulus Payments Working with business and consumer clients who have requested payment relief, customized to their needs and circumstances Donated to nonprofits making masks and hand sanitizer for healthcare workers and first responders Supporting nonprofits whose fundraising events are negatively impacted due to social distancing Sponsoring the National Financial Bee for students, enriching virtual learning that will improve their financial acumen 2

FIRST QUARTER 2020 FINANCIAL HIGHLIGHTS CAPITAL RATIOS 11.1% Tier 1 Leverage 12.9% Common Equity Tier 1 LIQUIDITY Loan to deposit ratio of 95% PRE-PROVISION NET REVENUE $26.5 million NET INTEREST MARGIN 3.87% LOAN GROWTH 8.2% annualized on linked quarter basis ACL / LOANS 1.13% ‒ Strong capital levels with $270 million in excess capital over 7.0% common equity tier 1 risk based regulatory requirement with the capital conservation buffer ‒ Ample liquidity with access to $1 billion in readily available funds ‒ 9.7% annualized linked quarter growth in PPNR ‒ Linked quarter NIM expanded 10 bps ‒ Grew loans and average transaction deposits in a difficult economic environment ‒ Strong credit metrics with just 3 basis points of net charge offs and decreasing levels of criticized and classified loan ratios; credit loss allowance increased by 30% since 12/31/19 3

UNIQUELY DIVERSIFIED $4.5 BILLION LOAN PORTFOLIO 4 COMMERCIAL 68% of portfolio RESIDENTIAL REAL ESTATE 17% of portfolio CRE NON-OWNER OCCUPIED 14% of portfolio CONSUMER 1% of portfolio ‒ Granular and well diversified loan portfolio ‒ Self imposed concentration limits; majority of industry sectors limited to 5% or less of total loan commitments ‒ Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters ‒ First quarter average loan funding of $952 thousand ‒ Seasoned portfolio with average current LTV of 46% and average current FICO of 749 ‒ First quarter average funding of $317 thousand; average FICO of 756 ‒ Non-owner occupied CRE just 94.7% of risk-based capital ‒ No property type composes more than 5% of total loans ‒ Only $3.2 million of unsecured consumer loans ‒ Minimal boat and RV exposure—less than $400 thousand

COVID-19 HIGH IMPACT INDUSTRIES RESTAURANTS OIL & GAS RETAILERS LOAN OUTSTANDINGS $223.1 MILLION $120.8 MILLION $30.6 MILLION OF TOTAL LOANS 5.0% OF TOTAL LOANS 2.7% OF TOTAL LOANS 0.7% CLIENTS 93 CLIENTS 160 QUICK SERVICE 77% ESSENTIAL BUSINESSES 52% AVERAGE SR DEBT TO CAP 34% MIDSTREAM & NAT GAS 97% NO NEW LOANS IN 5 YEARS COMMERCIAL MULTIFAMILY RETAIL HOTEL & LODGING INDUSTRIES AND LOAN TYPES WITH NO DIRECT EXPOSURE Aviation Cruise Lines Energy Services Auto Manufacturing/ Dealer Floor Plans Indirect Auto Car Leasing Hedge Funds Gaming & Casinos Convention Centers Credit Cards Malls Taxi/Ride Share $181.4 MILLION $77.3 MILLION $55.5 MILLION OF TOTAL LOANS 4.0% CLIENTS 43 AVERAGE DSC 1.67X AVERAGE LTV 56% OF TOTAL LOANS 1.5% CLIENTS 37 AVERAGE DSC 1.35X AVERAGE LTV 65% OF TOTAL LOANS 1.2% CLIENTS 68 AVERAGE DSC 1.33X AVERAGE LTV 66% CRE NON-OWNER OCCUPIED CLIENTS 5 LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS GAS/AUTO GROCERIES STAPLES TACO BELL POPEYE’S WENDY’S BURGER KING 5 HOSPITALS/ MEDICAL $202.3 MILLION OF TOTAL LOANS 4.5% MUNICIPAL CRITICAL ACCESS HOSPITALS 57% AVG. LOAN SIZE TO DOCTORS AND DENTISTS $357K CLIENTS 169 LOAN OUTSTANDINGS

DRIVERS OF ALLOWANCE FOR CREDIT LOSSES First Quarter 2020 Primary Changes All dollars in millions ALLL 12/31/2019 ACL 03/31/2020 Allowance required for acquired loan portfolio CECL Day 1 model impact New loans CECL Day 2 changes to macro- economic variables $39.1 $51.0* $5.2 $3.5 CECL Day 1 Adjustment Q1-20 Changes ALLL/Total Loans 0.88% ACL/Total Loans 1.13% $2.3 $0.9 6 * Investment securities portfolio consists of U.S. agency mortgage backed securities requiring no ACL